UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-22605

Capital Emerging Markets Total Opportunities Fund
(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Courtney R. Taylor
Capital Emerging Markets Total Opportunities Fund
6455 Irvine Center Drive
Irvine, California 92618
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Capital Emerging Markets Total Opportunities Fund®

First report to shareholders, for the period ended April 30, 2012

Capital Emerging Markets Total Opportunities Fund seeks long-term growth and preservation of capital with lower volatility of returns than emerging markets equities.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, please call 800/266-9532.

Here is the total return on a $1,000 investment with all distributions reinvested for the period ended March 31, 2012 (the most recent calendar quarter-end):
Lifetime (since 1/27/2012)
Total return	2.18%

The total annual fund operating expense ratio was estimated to be 1.10% as of the prospectus dated November 18, 2011 (as supplemented on March 21, 2012).

This report is for the information of shareholders of Capital Emerging Markets Total Opportunities Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2012, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Investing in developing markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Fellow investors:

We are pleased to welcome you as a shareholder of the Capital Emerging Markets Total Opportunities Fund. This fund seeks to take advantage of the substantial opportunities offered by the emerging markets universe, without the degree of volatility typically associated with investments in the developing world. The following report covers the period from the start of the fund’s operations on January 27, 2012, through April 30, 2012. During this time, the fund rose 2.5%. Market volatility fell to unusually low levels as investors seemed more complacent after a burst of enthusiasm in late 2011. The realized volatility of the portfolio was about 7% for the reporting period, compared with 13% for the MSCI Emerging Markets Investable Market Index.

Market review

Financial markets were largely driven by macroeconomic events from late January through the end of April. Global equity markets, which had rallied in early 2012, slipped in late March and April of 2012 as anxieties resurfaced about Europe’s debt crisis and the scope of political and economic reforms needed to address the region’s problems. Although the pace of economic activity in the U.S. improved, the impact of an unseasonably mild winter may have distorted data, belying the actual state of the economy. Investors also grappled with concerns about decelerating economic growth in China, government policies related to the country’s property market and the implications of an upcoming change in leadership. Other major emerging market economies such as India and Brazil also slowed, while the economic slump in Europe — Asia’s largest export destination — weighed on exports in several countries. Authorities in Brazil and India lowered interest rates and inflation ticked higher in Turkey, India and Indonesia. Prices for most commodities slid, although crude oil prices rose. Most emerging markets currencies appreciated modestly against the U.S. dollar. Several currencies fell sharply, however, including the Brazilian real and the Indian rupee.

Against this backdrop, equity and debt markets posted muted gains. Solid corporate profits and undemanding valuations helped support equities, with the MSCI Emerging Markets Investable Market Index rising 1.9%. Emerging markets debt also rose: U.S. dollar–denominated bonds outpaced local currency debt as investors sought less risky assets, sending the JPMorgan Emerging Markets Bond Index Global 5.1% higher. The local debt-based JPMorgan Government Bond Index – Emerging Markets Global Diversified climbed 1.8% in local currency and 2.0% in U.S. dollar terms. Both indexes are unmanaged and, therefore, have no expenses.

Sector returns in the emerging markets equity markets varied considerably. Technology stocks posted double-digit gains, spurred by rising smartphone sales and enthusiasm for new products. Consumer companies and telecommunication services providers also advanced, bolstered by strong corporate earnings.

On the other hand, concerns about slowing global economic activity weighed on materials and energy stocks, with each sector losing around 5%. Brazilian oil producer Petrobras declined more than 20%; a combination of a weaker currency and higher costs eroded profits, and the company cut its production forecast. Shares of Russia’s Gazprom shed about 5% as president-elect Vladimir Putin suggested that resource companies should pay higher taxes.

Financial stocks struggled, particularly in Brazil, China and India. Rising loan defaults in Brazil forced private banks to set aside more money for bad loan provisions, sending their shares lower. Meanwhile, earnings growth for Chinese banks slowed from last year’s robust levels. China’s large banks faced intense criticism from Premier Wen Jiabao, who said that the big bank monopolies should be broken up and that their profits seemed excessive during a period of economic slowdown in which small- and mid-sized firms were finding it difficult to access credit. India’s banks were weighed down by negative sentiment and problems stemming from high inflation and a weak currency.

Countries experienced very different economic trends. India continued to disappoint, with GDP growth slowing to 6.1% in the third fiscal quarter from 6.9% in the previous quarter. Although inflation remained stubbornly high, the Reserve Bank of India slashed its key interest rate for the first time in three years after raising rates 13 times since March 2010, taking it 50 basis points lower to 8%. Political uncertainty continued to impede economic reforms, further dampening investor sentiment. Indian stocks gained 2% in local currency but lost 5% in U.S. dollar terms given the rupee’s depreciation.

China’s economy cooled to an 8.1% annualized growth rate in the first quarter from 8.9% in the fourth quarter of 2011 and the government lowered its official target for economic growth in 2012 from 8% to 7.5%. Aggregate earnings for China’s corporate sector were lackluster, with the country’s industrial companies squeezed by the slowing economy. Investors took heart, however, from signals that economic activity had begun to gather some momentum. The MSCI China IMI rose 2%.

Elsewhere in Asia, South Korean stocks advanced 2%, supported by technology and consumer companies. Automakers Hyundai Motor and Kia Motors reported robust profits on rising sales overseas. Taiwanese equities climbed 7%, buoyed by several semiconductor firms.

In Latin America, investor enthusiasm for Brazilian equities began to wane. Increased involvement on the part of the government, falling commodity prices and an overextended consumer all sparked concerns. The Brazilian real fell 8% as policies designed to discourage capital inflows gained traction. Brazilian equities ended 1% higher in local currency but shed 7% in U.S. dollar terms. Brazil’s central bank lowered its key Selic rate twice, slashing it to 9%, and left the door open for further cuts. Meanwhile, Mexican stocks rose 7%, lifted, in part, by signs of a pickup in the U.S. economy. Argentina surprised investors by announcing the renationalization of energy company YPF, sending the equity market 45% lower.

Russian stocks posted small gains. Shares of consumer-related companies and banks rose, fueled by strong domestic consumption. But gains were tempered by declining shares of commodity stocks. Central and Eastern Europe trailed the broader emerging markets, hurt by renewed worries about Europe’s sovereign debt crisis.

In debt markets, Venezuelan U.S. dollar bonds rallied sharply, benefiting from high oil prices and speculation that President Hugo Chávez’s deteriorating health would increase the possibility of political change in the country. Turkish bonds also gained; a narrowing in the country’s trade deficit assuaged some concerns about external imbalances and rising inflation. Consumer prices in Turkey climbed more than 10% annualized in March, nearly double the central bank’s target. On the other hand, Argentine dollar bonds lost significant ground amid increased political volatility and as the economy and currency faced significant headwinds.

[Begin Sidebar]
20 largest holdings
Percent of net assets as of 4/30/12
Mexico government bonds (MXN)	4.2%
Brazil government inflation-linked bonds	3.9
Mexico government inflation-linked bonds	3.4
Uruguay government inflation-linked bonds	2.4
Brazil government bonds (BRL)	2.3
Long-term U.S. Treasury bonds	2.3
Brazil government bonds (USD)	2.1
Mexico government bonds (USD)	2.1
Venezuela government bonds (USD)	1.8
HKT Trust	1.7
Taiwan Semiconductor Manufacturing	1.7
Turkey government inflation-linked bonds	1.5
Samsung Electronics	1.4
Bancolombia	1.4
Philippines government bonds (PHP)	1.3
Petróleos Mexicanos bonds (PEMEX)	1.3
Standard Chartered	1.1
OAO Gazprom	1.1
Etihad Etisalat	1.0
Hana Financial Holdings	1.0
Total	39.0
[End Sidebar]

[Begin Sidebar]
[begin pie chart]
Asset mix

As of April 30, 2012

Local currency inflation-linked bonds	12%
Common stocks	43%
Corporate bonds & notes (including convertible securities)	12%
Local currency emerging markets bonds	11%
U.S. dollar-denominated emerging markets bonds	10%
Short-term securities and other assets less liabilities	9%
U.S. Treasuries	3%
[end pie chart]
[End Sidebar]

[Begin Sidebar]
Top five equity sectors
Percent of net assets
Financials	8.7%
Information technology	7.8
Energy	6.1
Materials	5.8
Telecommunication services	5.6
[End Sidebar]

[Begin Sidebar]
15 largest country positions

	Percent of net assets as of 4/30/12

	Equity	Bonds and notes	Total
Mexico	0.7%	12.1%	12.8%
Brazil	1.2	10.5	11.7
China (including Hong Kong)	9.5	1.2	10.7
United Kingdom*	5.2	0.1	5.3
United States of America*	1.2	4.0	5.2
South Korea	4.1	1.0	5.1
Taiwan	4.0	—	4.0
Malaysia	1.6	1.0	2.6
Uruguay	—	2.4	2.4
South Africa	0.9	1.3	2.2
Colombia	1.4	0.6	2.0
Venezuela	—	1.8	1.8
Thailand	0.7	1.1	1.8
Turkey	—	1.7	1.7
Russia	1.6	—	1.6
Total net assets	32.1%	38.8%	70.9%

*Includes investments in companies listed in developed markets that have significant operations in emerging markets.
[End Sidebar]

In Asia, Thai local bond yields edged higher in the face of rising inflation. Indonesian local bonds also struggled after rebounding on enthusiasm over an upgrade by Fitch ratings agency in late 2011. Inflation in Indonesia accelerated to its highest level in seven months in April following uncertainty about the government’s plan to cut fuel subsidies.

Demand for emerging markets debt remained strong and bond issuance continued at a record pace. Russia sold $7 billion in dollar-denominated bonds in the largest emerging markets sovereign bond offering in three years, including $3 billion in 30-year bonds priced at 250 basis points above Treasuries. Indonesia raised $2.5 billion, issuing $2 billion of debt due in April 2022 at yields of 3.85% and $500 million in bonds due in 2042 at a yield of 4.95%. Meanwhile, Croatia sold $1.5 billion in five-year bonds at a yield of 6.375%.

In corporate debt markets, state-owned Russian Railways sold $1 billion in 10-year dollar-denominated bonds. Chinese oil producer CNOOC issued $2 billion in 10-year and 30-year bonds in a deal that was heavily oversubscribed. Meanwhile, HSBC issued its first-ever bond in renminbi outside of China and Hong Kong, selling 2 billion yuan ($317 million) of three-year bonds at a yield of 3%.

Portfolio review

The fund’s investments in both equities and fixed income lifted results. Several technology, telecommunications and energy companies were significant contributors. Holdings in U.S. dollar–denominated bonds also helped, particularly in Mexico and Brazil, as did investments in local currency inflation-linked bonds.

Investments in Taiwan Semiconductor Manufacturing and Samsung Electronics were among the significant contributors to portfolio results. Soaring smartphone sales sent first-quarter earnings to record levels at Samsung Electronics. The technology heavyweight also announced plans to double sales of smartphones and tablet computers in 2012 and to introduce a wider range of its Galaxy brand of devices. Taiwan’s ASUSTeK advanced as its computer sales gained momentum, while Delta Electronics, which provides power supplies for notebook computers, climbed. Hon Hai Precision Industry detracted from results, however, as the Apple supplier faced stiff competition.

Investments in several energy stocks helped fund results. Shares of China’s Honghua Group — one of the largest oil rig manufacturers in the world — shot up nearly 70% ahead of its launch of a new integrated shale gas exploration system. Meanwhile, Australia’s Oil Search climbed as the company discovered more natural gas in Papua New Guinea. Oil Search is partnering with ExxonMobil and Australian firm Santos to ship liquefied natural gas from the new discovery by 2014.

Several telecommunications companies rose. HKT Trust climbed following its $1.2 billion initial public offering in late 2011. Brazilian conglomerate Oi benefited from ongoing restructuring efforts; the company completed its merger with Tele Norte Leste, Telemar Norte Leste and Brasil Telecom in April. Saudi Arabian telecommunications operator Etihad Etisalat (Mobily) rose on the heels of strong quarterly profits. But investments in Bharti Airtel declined in an uncertain regulatory environment; the Indian wireless provider reported worse-than-anticipated profits and continued to grapple with increased costs and fierce competition.

Investments in the materials sector detracted from results. Shares of South Korea’s LG Chem slid; the company reported a larger-than-expected decline in first-quarter profits amid decreased Chinese demand for materials used to make plastic and synthetic rubber. Several gold producers dropped as prices for the metal declined.

The portfolio’s fairly aggressive position in fixed income generated mixed results. The fund’s investments in Venezuelan dollar bonds rose sharply as the market rallied. Mexican and Brazilian U.S. dollar–denominated sovereign bonds — which make up about 4% of the portfolio’s assets — also gained, outpacing local currency bonds in both markets. Local debt investments in both Mexico and Brazil — another mainstay of the portfolio — trailed the broader market. Managers regard the high real yields in Brazil as attractive and largely have a positive view on the Mexican peso. Conversely, the portfolio has limited exposure to Asian fixed income as interest rates are relatively low.

Investments in inflation-linked bonds were a significant contributor during the period, particularly holdings in Uruguay, Brazil and Turkey, as worries about potential inflationary pressures escalated. Corporate bond holdings further supported results, particularly the investment in Mexican cement company Cemex, which rebounded from depressed levels, benefiting from the improving outlook for the U.S. housing industry. Investments in the corporate bonds of energy companies Petrobras and Petróleos Mexicanos (PEMEX) also advanced.

Outlook

Concerns about Europe’s sovereign debt crisis, the pace of economic expansion in China and the U.S., and increased political uncertainty in several countries have continued to weigh on market sentiment. Investors are grappling with the implications of the many crosscurrents facing policymakers around the world today, including the fiscal challenges that lie ahead for several highly indebted European nations and the need for many emerging markets to support economic growth while keeping inflation in check. Elections in several countries will also test the public’s willingness to commit to more austere policies. Some skepticism that authorities will be able to effectively handle these myriad challenges and find solutions to a variety of problems is bound to linger. Unfortunately, these concerns are likely to foster a risk-on versus risk-off environment for some time. Despite these many challenges, managers believe that rocky patches in the markets will continue to create attractive entry points for long-term investment opportunities.

Managers expect the global economy to muddle through these difficulties. They continue to find value in commodity firms with considerable assets and long-term earnings potential. The portfolio is invested in a range of commodity companies, including gold producers and oil rig equipment and offshore oilfield services firms. Managers are also attracted to companies that appear to be well placed to reap the rewards of a greater commitment to natural gas use in Asia over time. They are finding particular value in China on the whole and investing in a breadth of Chinese companies, with an emphasis on financial stocks.

Managers are looking to moderate portfolio volatility via fixed-income investments, which make up a larger portion of fund assets than equities. The fund’s fixed-income holdings are well diversified, with a focus on local currency bonds and corporate dollar bonds that appear attractively valued from a risk-reward standpoint. The portfolio has maintained significant exposure to inflation-linked bonds in Brazil, Mexico, Uruguay, Turkey and Thailand. Although inflation rates appear to have come down from their peaks in some markets, consumer prices may pick up against the backdrop of high oil prices and more accommodative central banks. Finally, the fund still holds some U.S. Treasury bonds as a hedge against potentially negative outcomes in Europe.

The fund’s fixed-income investments are focused in Latin America, while a significant portion of its equity holdings are domiciled in Asia. Among equities, the portfolio’s investments are largely concentrated in technology, financials, telecommunication services and commodities. In technology, managers favor semiconductor, electronics and Internet companies that seem well placed to lead in their respective areas, including those that are best positioned to meet increased demand from China. They particularly like a handful of local banks that are likely to benefit from strong domestic growth. In telecommunication services, the portfolio emphasizes companies that are prepared to develop their wireless businesses in high-growth markets as well as firms providing affordable broadband service to customers.

On balance, the fund’s managers seek to take advantage of any optimism that might surface as the future becomes clearer, while striving to preserve capital should markets experience further rough patches. We look forward to reporting to you again in six months.

Sincerely,

/s/ Shaw B. Wagener

Shaw B. Wagener
Portfolio manager

/s/ John B. Emerson

John B. Emerson
President
June 20, 2012

 Investment portfolio
April 30, 2012

                                      Equity           Bonds        Percent of
                                    securities       and notes      net assets
--------------------------------------------------------------------------------
Sector diversification
--------------------------------------------------------------------------------
Government                                   --%          35.48%          35.48%
--------------------------------------------------------------------------------
Financials                                 8.65            4.47           13.12
--------------------------------------------------------------------------------
Energy                                     6.11            3.59            9.70
--------------------------------------------------------------------------------
Information technology                     7.83             .24            8.07
--------------------------------------------------------------------------------
Materials                                  5.84            1.38            7.22
--------------------------------------------------------------------------------
Telecommunication services                 5.55             .84            6.39
--------------------------------------------------------------------------------
Consumer discretionary                     3.28             .76            4.04
--------------------------------------------------------------------------------
Industrials                                2.68              --            2.68
--------------------------------------------------------------------------------
Consumer staples                           2.52             .14            2.66
--------------------------------------------------------------------------------
Utilities                                  1.14             .51            1.65
--------------------------------------------------------------------------------
                                         43.60%          47.41%           91.01
                                         ======          ======
Short-term securities                                                      8.53
--------------------------------------------------------------------------------
Other assets less liabilities (including forward currency contracts)        .46
--------------------------------------------------------------------------------
Net assets                                                               100.00%
                                                                         =======

                                                                                   Principal                   Percent
                                                                                      amount        Value       of net
Bonds and notes                                                                        (000)        (000)       assets
-------------------------------------------------------------------------------------------------------------------------
Latin America -- 30.3%
-------------------------------------------------------------------------------------------------------------------------
   Argentina -- 1.4%
-------------------------------------------------------------------------------------------------------------------------
   Argentina (Republic of):
      0.098% August 3, 20121,2                                                        $4,911         $606          0.2%
      7.00% October 3, 2015                                                            3,186        2,872          0.6
-------------------------------------------------------------------------------------------------------------------------
   Provincia de Buenos Aires 10.875% January 26, 2021                                  4,100       2,885           0.6
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   6,363           1.4

-------------------------------------------------------------------------------------------------------------------------
   Brazil -- 10.5%
-------------------------------------------------------------------------------------------------------------------------
   Banco do Brasil SA 9.25% October 31, 20493                                          1,225       1,354           0.3
-------------------------------------------------------------------------------------------------------------------------
   Banco Safra SA 10.25% August 8, 2016                                            BRL 3,200       1,754           0.4
-------------------------------------------------------------------------------------------------------------------------
   Banco Votorantim SA 6.25% May 16, 20164                                             4,500       2,566           0.6
-------------------------------------------------------------------------------------------------------------------------
   Brazil (Federal Republic of) Global:
      10.50% July 14, 2014                                                              $570          695          0.1
      4.875% January 22, 2021                                                          2,000        2,306          0.5
      8.50% January 5, 2024                                                        BRL 6,770        3,632          0.8
      10.25% January 10, 2028                                                          9,191        5,716          1.3
      11.00% August 17, 2040                                                          $4,930        6,520          1.4
   Brazil Notas do Tesouro Nacional:
      Series F, 10.00% January 1, 2014 - January 1, 2017                               BRL 2        1,021          0.2
      Series B, 6.00% May 15, 2015 - May 15, 20454                                        14       17,752          3.9
-------------------------------------------------------------------------------------------------------------------------
   Itau Unibanco Holding SA 6.20% December 21, 20213                                    $600         630           0.1
-------------------------------------------------------------------------------------------------------------------------
   Odebrecht Drilling Norbe VIII/IX Ltd. 6.35% June 30, 2021                             823         881           0.2
-------------------------------------------------------------------------------------------------------------------------
   Petrobras International Finance Co. - Pifco:
      5.375% January 27, 2021                                                          1,965        2,161          0.5
      6.75% January 27, 2041                                                             810          976          0.2
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   47,964         10.5

-------------------------------------------------------------------------------------------------------------------------
   Chile -- 0.7%
-------------------------------------------------------------------------------------------------------------------------
   Banco Santander Chile 2.51% February 14, 20141,3                                    2,450       2,449           0.5
-------------------------------------------------------------------------------------------------------------------------
   Emgesa SA ESP 8.75% January 25, 2021                                        COP 1,200,000         760           0.2
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   3,209           0.7

-------------------------------------------------------------------------------------------------------------------------
   Colombia -- 0.6%
-------------------------------------------------------------------------------------------------------------------------
   Bancolombia SA 5.95% June 3, 2021                                                    $200         213           0.0
-------------------------------------------------------------------------------------------------------------------------
   Colombia (Republic of) Global 6.125% January 18, 2041                               2,010       2,549           0.6
-------------------------------------------------------------------------------------------------------------------------
   Transportadora de Gas Internacional SA 5.70% March 20, 20223                          200         207           0.0
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   2,969           0.6

-------------------------------------------------------------------------------------------------------------------------
   Mexico -- 12.1%
-------------------------------------------------------------------------------------------------------------------------
   America Movil SAB de CV 3.50% February 8, 2015                                  CNY 8,750       1,405           0.3
-------------------------------------------------------------------------------------------------------------------------
   Cemex Finance LLC 9.50% December 14, 2016                                          $2,890       2,861           0.6
-------------------------------------------------------------------------------------------------------------------------
   Cemex SAB de CV 9.00% January 11, 20183                                             1,000         940           0.2
-------------------------------------------------------------------------------------------------------------------------
   Petroleos Mexicanos:
      6.00% March 5, 2020                                                              1,330        1,533          0.3
      5.50% January 21, 2021                                                             670          749          0.2

                                                                                   Principal                   Percent
                                                                                      amount        Value       of net
                                                                                       (000)        (000)       assets
-------------------------------------------------------------------------------------------------------------------------
   Mexico
-------------------------------------------------------------------------------------------------------------------------
      4.875% January 24, 20223                                                        $3,200       $3,418          0.8%
-------------------------------------------------------------------------------------------------------------------------
   United Mexican States Government:
      Series M, 7.50% June 21, 2012                                                  MXN 150        1,159          0.3
      Series MI10, 9.50% December 18, 2014                                                29          244          0.0
      Series M10, 7.75% December 14, 2017                                                285        2,444          0.5
      2.50% December 10, 20204                                                            37          285          0.1
      Series M, 6.50% June 10, 2021                                                      550        4,348          1.0
      Series M20, 10.00% December 5, 2024                                              1,055       10,650          2.3
      Series M30, 10.00% November 20, 2036                                                45          447          0.1
      4.00% November 15, 20404                                                         1,836       15,208          3.3
   United Mexican States Government Global:
      6.625% March 3, 2015                                                            $2,880        3,297          0.7
      Series A, 3.625% March 15, 2022                                                    250          262          0.1
      Series A, 6.05% January 11, 2040                                                 4,720        5,912          1.3
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   55,162         12.1

-------------------------------------------------------------------------------------------------------------------------
   Panama -- 0.1%
-------------------------------------------------------------------------------------------------------------------------
   Panama (Republic of) Global 9.375% July 23, 2012                                      320         326           0.1
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Peru -- 0.7%
-------------------------------------------------------------------------------------------------------------------------
   Banco de Credito del Peru 6.875% September 16, 20261                                2,800       2,996           0.7
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Uruguay -- 2.4%
-------------------------------------------------------------------------------------------------------------------------
   Uruguay (Republic of):
      5.00% September 14, 20184                                                   UYU 15,069          888          0.2
      4.375% December 15, 20284                                                      172,384        9,845          2.2
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   10,733          2.4

-------------------------------------------------------------------------------------------------------------------------
   Venezuela -- 1.8%
-------------------------------------------------------------------------------------------------------------------------
   Venezuela (Republic of):
      9.25% September 15, 2027                                                        $8,360        7,440          1.6
      7.00% March 31, 2038                                                               875          630          0.2
-------------------------------------------------------------------------------------------------------------------------
                                                                                                    8,070          1.8

-------------------------------------------------------------------------------------------------------------------------
Asia-Pacific -- 7.3%
-------------------------------------------------------------------------------------------------------------------------
   China -- 1.2%
-------------------------------------------------------------------------------------------------------------------------
   China Government Bond 0.60% August 18, 2014                                    CNY 12,500       1,952           0.4
-------------------------------------------------------------------------------------------------------------------------
   Longfor Properties Co. Ltd. 9.50% April 7, 2016                                    $1,400       1,460           0.3
-------------------------------------------------------------------------------------------------------------------------
   Renhe Commercial Holdings Co., Ltd.:
      11.75% May 18, 2015                                                              2,210        1,406          0.3
      13.00% March 10, 2016                                                            1,050          651          0.2
-------------------------------------------------------------------------------------------------------------------------
                                                                                                    5,469           1.2

-------------------------------------------------------------------------------------------------------------------------
   India -- 0.0%
-------------------------------------------------------------------------------------------------------------------------
   Reliance Holdings USA, Inc. 5.40% February 14, 20223                                  250         251           0.0
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Indonesia -- 0.9%
-------------------------------------------------------------------------------------------------------------------------
   Indonesia (Republic of), Series FR33,  12.50% March 15, 2013                IDR 2,830,000         330           0.1

                                                                                   Principal                   Percent
                                                                                      amount        Value       of net
Bonds and notes                                                                        (000)        (000)       assets
-------------------------------------------------------------------------------------------------------------------------
   Indonesia
-------------------------------------------------------------------------------------------------------------------------
   Indonesia Retail Bond, Series OR17,  7.95% August 15, 2013                 IDR 31,436,000      $3,580           0.8%
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   3,910           0.9

-------------------------------------------------------------------------------------------------------------------------
   Malaysia -- 1.0%
-------------------------------------------------------------------------------------------------------------------------
   Malaysian Government, Series 110,  3.835% August 12, 2015                      MYR 13,370       4,504           1.0
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Philippines -- 1.3%
-------------------------------------------------------------------------------------------------------------------------
   Philippine Government Bond, Series 1054,  6.375% January 19, 2022             PHP 221,686       5,717           1.3
   Philippines (Republic of) 4.95% January 15, 2021                                   10,000         245           0.0
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   5,962           1.3

-------------------------------------------------------------------------------------------------------------------------
   South Korea -- 1.0%
-------------------------------------------------------------------------------------------------------------------------
   Samsung Electronics America, Inc. 1.75% April 10, 20173                            $1,100       1,102           0.3
-------------------------------------------------------------------------------------------------------------------------
   South Korean Government, Series 1609,  5.00% September 10, 2016             KRW 3,497,300       3,276           0.7
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   4,378           1.0

-------------------------------------------------------------------------------------------------------------------------
   Sri Lanka -- 0.8%
-------------------------------------------------------------------------------------------------------------------------
   Democratic Socialist Republic of Sri Lanka:
      8.25% October 24, 2012                                                            $910          933          0.2
      6.25% October 4, 2020                                                            2,832        2,896          0.6
-------------------------------------------------------------------------------------------------------------------------
                                                                                                    3,829           0.8

-------------------------------------------------------------------------------------------------------------------------
   Thailand -- 1.1%
-------------------------------------------------------------------------------------------------------------------------
   PTTEP Canada International Finance Ltd. 5.692% April 5, 2021                        2,800        3,068           0.7
-------------------------------------------------------------------------------------------------------------------------
   Thailand Government Bond 1.20% July 14, 20214                                  THB 57,800        1,917           0.4
-------------------------------------------------------------------------------------------------------------------------
                                                                                                    4,985           1.1

-------------------------------------------------------------------------------------------------------------------------
Eastern Europe and Middle East -- 3.1%
-------------------------------------------------------------------------------------------------------------------------
   Croatia -- 0.5%
-------------------------------------------------------------------------------------------------------------------------
   Croatian Government 6.625% July 14, 2020                                           $2,190       2,200           0.5
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Kazakhstan -- 0.1%
-------------------------------------------------------------------------------------------------------------------------
   Halyk Savings Bank of Kazakhstan JSC 7.25% January 28, 2021                           420         427           0.1
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Latvia -- 0.4%
-------------------------------------------------------------------------------------------------------------------------
   Latvia (Republic of) 5.25% February 22, 20173                                       1,625       1,674           0.4
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Poland -- 0.1%
-------------------------------------------------------------------------------------------------------------------------
   Poland Government Bond 5.125% April 21, 2021                                          500         542           0.1
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Russia -- 0.0%
-------------------------------------------------------------------------------------------------------------------------
   Russian Federation 3.25% April 4, 20173                                               200         203           0.0
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Turkey -- 1.7%
-------------------------------------------------------------------------------------------------------------------------
   Turkey (Republic of) 4.00% April 29, 20154                                     TRY 11,133       6,593           1.5
-------------------------------------------------------------------------------------------------------------------------

                                                                                   Principal                   Percent
                                                                                      amount        Value       of net
                                                                                       (000)        (000)       assets
-------------------------------------------------------------------------------------------------------------------------
   Turkey
-------------------------------------------------------------------------------------------------------------------------
   Yapi ve Kredi Bankasi AS 6.75% February 8, 20173                                   $1,000      $1,027           0.2%
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   7,620           1.7

-------------------------------------------------------------------------------------------------------------------------
   United Arab Emirates -- 0.3%
-------------------------------------------------------------------------------------------------------------------------
   Abu Dhabi National Energy Co. 4.125% March 13, 2017                                 1,500       1,545           0.3
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Africa -- 1.7%
-------------------------------------------------------------------------------------------------------------------------
   Egypt -- 0.3%
-------------------------------------------------------------------------------------------------------------------------
   African Export-Import Bank 5.75% July 27, 2016                                      1,400       1,460           0.3
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Senegal -- 0.1%
-------------------------------------------------------------------------------------------------------------------------
   Republic of Senegal 8.75% May 13, 2021                                                600         650           0.1
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   South Africa -- 1.3%
-------------------------------------------------------------------------------------------------------------------------
   PE Paper Escrow GmbH 11.75% August 1, 2014                                      EUR 1,755       2,509           0.6
-------------------------------------------------------------------------------------------------------------------------
   Standard Bank PLC 8.125% December 2, 2019                                          $1,800       1,980           0.4
-------------------------------------------------------------------------------------------------------------------------
   Steinhoff International Holdings Ltd. 9.625% convertible debenture,
      July 20, 2015                                                                ZAR 8,000       1,324           0.3
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   5,813           1.3

-------------------------------------------------------------------------------------------------------------------------
Other markets -- 5.0%
-------------------------------------------------------------------------------------------------------------------------
   Australia -- 0.3%
-------------------------------------------------------------------------------------------------------------------------
   Santos Finance Ltd. 8.25% September 22, 20701                                     EUR 850       1,100           0.3
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Jamaica -- 0.2%
-------------------------------------------------------------------------------------------------------------------------
   Digicel Ltd. 12.00% April 1, 2014                                                    $810         913           0.2
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Switzerland -- 0.4%
-------------------------------------------------------------------------------------------------------------------------
   Transocean, Inc. 6.375% December 15, 2021                                           1,700       1,993           0.4
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   United Kingdom -- 0.1%
-------------------------------------------------------------------------------------------------------------------------
   SABMiller Holdings, Inc. 1.85% January 15, 20153                                      400         406           0.1
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   United States of America -- 4.0%
-------------------------------------------------------------------------------------------------------------------------
   Arcos Dorados Holdings, Inc. 10.25% July 13, 2016                               BRL 3,900       2,123           0.5
-------------------------------------------------------------------------------------------------------------------------
   Philip Morris International, Inc. 2.90% November 15, 2021                            $215         215           0.0
-------------------------------------------------------------------------------------------------------------------------
   Trilogy International Partners LLC 10.25% August 15, 2016                           1,700       1,505           0.3
-------------------------------------------------------------------------------------------------------------------------
   U.S. Treasury:
      0.75% March 31, 2013                                                             4,100        4,121          0.9
      3.75% August 15, 2041                                                            9,205       10,380          2.3
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   18,344          4.0

   Total bonds and notes (cost: $212,001,000)                                                     215,970         47.4

                                                                                                               Percent
                                                                                                    Value       of net
Equity securities                                                                     Shares        (000)       assets
-------------------------------------------------------------------------------------------------------------------------
   Asia-Pacific -- 22.1%
-------------------------------------------------------------------------------------------------------------------------
   China -- 6.0%
-------------------------------------------------------------------------------------------------------------------------
   Anhui Conch Cement Co. Ltd. (Hong Kong)5                                          420,000      $1,407           0.3%
-------------------------------------------------------------------------------------------------------------------------
   Bank of China Ltd. (Hong Kong)                                                 10,020,511       4,198           0.9
-------------------------------------------------------------------------------------------------------------------------
   China High Speed Transmission Equipment Group Co. Ltd. (Hong Kong)              2,392,000       1,159           0.3
-------------------------------------------------------------------------------------------------------------------------
   China Longyuan Power Group Corp. Ltd. (Hong Kong)5                              2,587,000       2,044           0.5
-------------------------------------------------------------------------------------------------------------------------
   China Petroleum & Chemical Corp. (Hong Kong)                                    2,232,000       2,405           0.5
-------------------------------------------------------------------------------------------------------------------------
   China Shenhua Energy Co. Ltd. (Hong Kong)5                                        765,000       3,397           0.8
-------------------------------------------------------------------------------------------------------------------------
   CSR Corp. Ltd. (Hong Kong)5                                                     1,890,000       1,525           0.3
-------------------------------------------------------------------------------------------------------------------------
   Honghua Group Ltd. (Hong Kong)5                                                20,650,000       3,726           0.8
-------------------------------------------------------------------------------------------------------------------------
   Industrial and Commercial Bank of China Ltd. (Hong Kong)                        2,946,000       1,967           0.4
-------------------------------------------------------------------------------------------------------------------------
   Minth Group Ltd. (Hong Kong)                                                    1,282,000       1,624           0.4
-------------------------------------------------------------------------------------------------------------------------
   Yingde Gases Group Co. Ltd. (Hong Kong)                                         1,192,500       1,386           0.3
-------------------------------------------------------------------------------------------------------------------------
   Zhongsheng Group Holdings Ltd. (Hong Kong)                                        455,000         904           0.2
-------------------------------------------------------------------------------------------------------------------------
   Zhuzhou CSR Times Electric Co. Ltd. (Hong Kong)                                   514,000       1,458           0.3
-------------------------------------------------------------------------------------------------------------------------
                                                                                                  27,200           6.0

-------------------------------------------------------------------------------------------------------------------------
   Hong Kong -- 3.5%
-------------------------------------------------------------------------------------------------------------------------
   AIA Group Ltd.                                                                    420,200       1,495           0.3
-------------------------------------------------------------------------------------------------------------------------
   ASM Pacific Technology Ltd.                                                       151,500       2,052           0.5
-------------------------------------------------------------------------------------------------------------------------
   EVA Precision Industrial Holdings Ltd.                                          2,006,000         341           0.1
-------------------------------------------------------------------------------------------------------------------------
   Goodbaby International Holdings Ltd.                                              881,000         274           0.1
-------------------------------------------------------------------------------------------------------------------------
   HKT Trust, units5                                                              10,112,000       7,859           1.7
-------------------------------------------------------------------------------------------------------------------------
   SJM Holdings Ltd.                                                               1,758,000       3,861           0.8
-------------------------------------------------------------------------------------------------------------------------
                                                                                                  15,882           3.5

-------------------------------------------------------------------------------------------------------------------------
   India -- 0.6%
-------------------------------------------------------------------------------------------------------------------------
   Adani Enterprises Ltd.                                                             27,000         144           0.0
-------------------------------------------------------------------------------------------------------------------------
   DLF Ltd.                                                                          133,000         472           0.1
-------------------------------------------------------------------------------------------------------------------------
   ICICI Bank Ltd.                                                                    97,000       1,624           0.3
-------------------------------------------------------------------------------------------------------------------------
   United Spirits Ltd.                                                                50,000         741           0.2
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   2,981           0.6

-------------------------------------------------------------------------------------------------------------------------
   Japan -- 0.2%
-------------------------------------------------------------------------------------------------------------------------
   Kurita Water Industries Ltd.                                                       32,000         786           0.2
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Malaysia -- 1.6%
-------------------------------------------------------------------------------------------------------------------------
   Bumi Armada Bhd.5                                                               1,331,900       1,756           0.4
-------------------------------------------------------------------------------------------------------------------------
   CIMB Group Holdings Bhd.                                                          698,100       1,710           0.4
-------------------------------------------------------------------------------------------------------------------------
   Genting Bhd.                                                                    1,165,300       3,982           0.8
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   7,448           1.6

-------------------------------------------------------------------------------------------------------------------------
   Philippines -- 0.0%
-------------------------------------------------------------------------------------------------------------------------
   Energy Development Corp.                                                        1,421,600         199           0.0
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Singapore -- 1.4%
-------------------------------------------------------------------------------------------------------------------------
   DBS Group Holdings Ltd.                                                           392,643       4,429           1.0
-------------------------------------------------------------------------------------------------------------------------
   Olam International Ltd.                                                           177,000         325           0.1
-------------------------------------------------------------------------------------------------------------------------
   Wilmar International Ltd.                                                         371,000       1,460           0.3
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   6,214           1.4

                                                                                                               Percent
                                                                                                    Value       of net
                                                                                      Shares        (000)       assets
-------------------------------------------------------------------------------------------------------------------------
   South Korea -- 4.1%
-------------------------------------------------------------------------------------------------------------------------
   Daum Communications Corp.                                                           2,200        $206           0.0%
-------------------------------------------------------------------------------------------------------------------------
   Hana Financial Group, Inc.                                                        133,480       4,588           1.0
-------------------------------------------------------------------------------------------------------------------------
   Hyundai Mobis Co., Ltd.                                                            12,503       3,402           0.8
-------------------------------------------------------------------------------------------------------------------------
   LG Chem, Ltd.                                                                       3,423         862           0.2
-------------------------------------------------------------------------------------------------------------------------
   Samsung Electronics Co., Ltd.                                                       4,860       5,978           1.3
   Samsung Electronics Co., Ltd., nonvoting preferred                                    826         591           0.1
-------------------------------------------------------------------------------------------------------------------------
   SK Hynix Inc.5                                                                    125,730       3,121           0.7
-------------------------------------------------------------------------------------------------------------------------
                                                                                                  18,748           4.1

-------------------------------------------------------------------------------------------------------------------------
   Taiwan -- 4.0%
-------------------------------------------------------------------------------------------------------------------------
   Advanced Semiconductor Engineering, Inc.                                        2,030,724       2,054           0.5
-------------------------------------------------------------------------------------------------------------------------
   ASUSTeK Computer, Inc.                                                            336,820       3,402           0.7
-------------------------------------------------------------------------------------------------------------------------
   CTCI Corp.                                                                      1,018,000       1,966           0.4
-------------------------------------------------------------------------------------------------------------------------
   Delta Electronics, Inc.                                                         1,037,000       3,082           0.7
-------------------------------------------------------------------------------------------------------------------------
   Taiwan Semiconductor Manufacturing Co., Ltd.                                    2,536,000       7,536           1.7
-------------------------------------------------------------------------------------------------------------------------
                                                                                                  18,040           4.0

-------------------------------------------------------------------------------------------------------------------------
   Thailand -- 0.7%
-------------------------------------------------------------------------------------------------------------------------
   Advanced Info Service PCL                                                         372,700       2,218           0.5
-------------------------------------------------------------------------------------------------------------------------
   Precious Shipping PCL                                                           1,562,600         823           0.2
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   3,041           0.7

-------------------------------------------------------------------------------------------------------------------------
   Eastern Europe and Middle East -- 3.7%
-------------------------------------------------------------------------------------------------------------------------
   Czech Republic -- 0.2%
-------------------------------------------------------------------------------------------------------------------------
   CEZ AS                                                                              9,900         399           0.1
-------------------------------------------------------------------------------------------------------------------------
   Telefonica O2 Czech Republic, AS                                                   20,796         419           0.1
-------------------------------------------------------------------------------------------------------------------------
                                                                                                     818           0.2

-------------------------------------------------------------------------------------------------------------------------
   Israel -- 0.0%
-------------------------------------------------------------------------------------------------------------------------
   Partner Communications Co., Ltd. (ADR)                                             20,200         151           0.0
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Oman -- 0.3%
-------------------------------------------------------------------------------------------------------------------------
   BankMuscat (SAOG) (GDR)                                                           196,830       1,278           0.3
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Poland -- 0.2%
-------------------------------------------------------------------------------------------------------------------------
   Telekomunikacja Polska SA                                                         200,456       1,049           0.2
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Russia -- 1.6%
-------------------------------------------------------------------------------------------------------------------------
   Etalon Group Ltd. (GDR)5                                                           42,059         279           0.1
-------------------------------------------------------------------------------------------------------------------------
   OAO Gazprom (ADR)                                                                 431,243       4,976           1.1
-------------------------------------------------------------------------------------------------------------------------
   Sberbank of Russia                                                                597,362       1,912           0.4
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   7,167           1.6

-------------------------------------------------------------------------------------------------------------------------
   Saudi Arabia -- 1.2%
-------------------------------------------------------------------------------------------------------------------------
   Almarai Co., PALMS issued by HSBC Bank plc, expires November 24, 2014
      (acquired 3/20/12, cost: $842,000)6                                             49,909         892           0.2
-------------------------------------------------------------------------------------------------------------------------
   Etihad Etisalat Co., PALMS issued by Deutsche Bank, expires December 3,
      2012 (acquired 2/1/2012, cost: $4,095,000)6                                    252,100       4,655           1.0
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   5,547           1.2

                                                                                                               Percent
                                                                                                    Value       of net
Equity securities                                                                     Shares        (000)       assets
-------------------------------------------------------------------------------------------------------------------------
   United Arab Emirates -- 0.2%
-------------------------------------------------------------------------------------------------------------------------
   DP World Ltd.                                                                      65,000        $745           0.2%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Latin America -- 3.3%
-------------------------------------------------------------------------------------------------------------------------
   Brazil -- 1.2%
-------------------------------------------------------------------------------------------------------------------------
   Gerdau SA (ADR)                                                                   339,300       3,186           0.7
-------------------------------------------------------------------------------------------------------------------------
   Hypermarcas SA, ordinary nominative                                               315,200       2,022           0.5
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   5,208           1.2

-------------------------------------------------------------------------------------------------------------------------
   Chile -- 0.0%
-------------------------------------------------------------------------------------------------------------------------
   Ripley Corp. SA                                                                   142,323         159           0.0
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Colombia -- 1.4%
-------------------------------------------------------------------------------------------------------------------------
   Bancolombia SA                                                                    106,469       1,746           0.4
-------------------------------------------------------------------------------------------------------------------------
   Bancolombia SA, preferred nominative (ADR)                                         65,509       4,443           1.0
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   6,189           1.4

-------------------------------------------------------------------------------------------------------------------------
   Mexico -- 0.7%
-------------------------------------------------------------------------------------------------------------------------
   Alsea, SAB de CV, Series A5                                                       540,121         740           0.2
-------------------------------------------------------------------------------------------------------------------------
   Arca Continental, SAB de CV                                                        76,261         388           0.1
-------------------------------------------------------------------------------------------------------------------------
   CEMEX, SAB de CV, ordinary participation certificates, units (ADR)5               122,194         884           0.2
-------------------------------------------------------------------------------------------------------------------------
   Grupo Comercial Chedraui SA de CV, Class B                                         84,500         219           0.0
-------------------------------------------------------------------------------------------------------------------------
   Grupo Financiero Inbursa, SAB de CV                                                53,800         118           0.0
-------------------------------------------------------------------------------------------------------------------------
   Impulsora del Desarrollo y el Empleo en America Latina, SAB de CV, Series
      B-15                                                                           536,400       1,023           0.2
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   3,372           0.7

-------------------------------------------------------------------------------------------------------------------------
   Africa -- 0.9%
-------------------------------------------------------------------------------------------------------------------------
   South Africa -- 0.9%
-------------------------------------------------------------------------------------------------------------------------
   AngloGold Ashanti Ltd.                                                             39,092       1,331           0.3
-------------------------------------------------------------------------------------------------------------------------
   Harmony Gold Mining Co. Ltd.                                                      101,794         990           0.2
   Harmony Gold Mining Co. Ltd. (ADR)                                                144,500       1,402           0.3
-------------------------------------------------------------------------------------------------------------------------
   Royal Bafokeng Platinum Ltd.5                                                      60,136         468           0.1
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   4,191           0.9

-------------------------------------------------------------------------------------------------------------------------
   Other markets -- 8.7%
-------------------------------------------------------------------------------------------------------------------------
   Australia -- 0.6%
-------------------------------------------------------------------------------------------------------------------------
   Oil Search Ltd.                                                                   342,551       2,623           0.6
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Austria -- 0.3%
-------------------------------------------------------------------------------------------------------------------------
   Vienna Insurance Group                                                             40,379       1,646           0.3
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Canada -- 0.3%
-------------------------------------------------------------------------------------------------------------------------
   First Quantum Minerals Ltd.                                                        69,500       1,444           0.3
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Italy -- 0.4%
-------------------------------------------------------------------------------------------------------------------------
   Tenaris SA (ADR)                                                                   43,043       1,687           0.4
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Netherlands -- 0.7%
-------------------------------------------------------------------------------------------------------------------------
   Fugro NV                                                                           42,400       3,090           0.7
-------------------------------------------------------------------------------------------------------------------------

                                                                                                               Percent
                                                                                                    Value       of net
                                                                                      Shares        (000)       assets
-------------------------------------------------------------------------------------------------------------------------
   United Kingdom -- 5.2%
-------------------------------------------------------------------------------------------------------------------------
   Anglo American PLC                                                                 68,700      $2,640           0.6%
-------------------------------------------------------------------------------------------------------------------------
   Ensco PLC, Class A (ADR)                                                           76,800       4,197           0.9
-------------------------------------------------------------------------------------------------------------------------
   Glencore International PLC                                                        640,800       4,426           1.0
-------------------------------------------------------------------------------------------------------------------------
   Global Ports Investments PLC (GDR)                                                 81,329       1,210           0.2
-------------------------------------------------------------------------------------------------------------------------
   Imperial Tobacco Group PLC                                                         80,315       3,212           0.7
-------------------------------------------------------------------------------------------------------------------------
   Mondi PLC                                                                         352,490       3,269           0.7
-------------------------------------------------------------------------------------------------------------------------
   Standard Chartered PLC                                                            205,700       5,028           1.1
-------------------------------------------------------------------------------------------------------------------------
                                                                                                  23,982           5.2

-------------------------------------------------------------------------------------------------------------------------
   United States of America -- 1.2%
-------------------------------------------------------------------------------------------------------------------------
   Flextronics International Ltd.5                                                   360,300       2,400           0.5
-------------------------------------------------------------------------------------------------------------------------
   Freeport-McMoRan Copper & Gold, Inc.                                               75,900       2,907           0.7
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   5,307           1.2

-------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 4.9%
-------------------------------------------------------------------------------------------------------------------------
   Equity securities in initial period of acquisition                                             22,488           4.9
-------------------------------------------------------------------------------------------------------------------------

   Total equity securities (cost: $188,750,000)                                                  198,680          43.6

                                                                                   Principal
                                                                                      amount
Short-term securities                                                                  (000)
-------------------------------------------------------------------------------------------------------------------------
   Commercial paper -- 7.8%
-------------------------------------------------------------------------------------------------------------------------
   Barclays U.S. Funding LLC 0.13% due 5/1/12                                        $10,000      10,000           2.2
-------------------------------------------------------------------------------------------------------------------------
   Chariot Funding LLC 0.19% due 6/11/12                                               7,000       6,999           1.5
-------------------------------------------------------------------------------------------------------------------------
   Emerson Electric Co. 0.11% due 5/3/12                                               2,700       2,700           0.6
-------------------------------------------------------------------------------------------------------------------------
   NetJets, Inc. 0.13% due 5/7/12                                                      5,000       5,000           1.1
-------------------------------------------------------------------------------------------------------------------------
   Siemens Capital Co. LLC 0.13% due 5/7/12                                            4,700       4,700           1.0
-------------------------------------------------------------------------------------------------------------------------
   Total Capital SA 0.12% due 5/1/12                                                   3,200       3,200           0.7
-------------------------------------------------------------------------------------------------------------------------
   Unilever Capital Corp. 0.16% due 6/7/12                                             3,000       2,999           0.7
-------------------------------------------------------------------------------------------------------------------------
                                                                                                  35,598           7.8

   Discount notes -- 0.7%
-------------------------------------------------------------------------------------------------------------------------
   Tennessee Valley Authority 0.08% due 6/7/12                                         3,300       3,300           0.7
-------------------------------------------------------------------------------------------------------------------------
Total short-term securities (cost: $38,897,000)                                                   38,898           8.5

Total investment securities (cost: $439,648,000)                                                 453,548          99.5
Other assets less liabilities (including forward currency contracts)                               2,113           0.5
                                                                                             -------------
Net assets                                                                                      $455,661         100.0
                                                                                             =============

1     Coupon rate may change periodically.
2     Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
3     Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $13,661,000, which represented 3.00% of the net assets of the fund.
4     Index-linked bond whose principal amount moves with a government retail price index.
5     Security did not produce income during the last 12 months.
6     Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. These securities, acquired at a cost of
      $4,937,000, may be subject to legal or contractual restrictions on resale.
      The total value of all such securities was $5,547,000, which represented
      1.22% of the net assets of the fund.

Abbreviations

Securities:
   ADR    --  American Depositary Receipts
   GDR    --  Global Depositary Receipts
   PALMS  --  Participating Access Linked Middle Eastern Securities

Currency:
   BRL -- Brazilian real
   COP -- Colombian peso
   CNY -- Chinese renminbi
   EUR -- Euro
   IDR -- Indonesian rupiah
   KRW -- Korean won
   MXN -- Mexican peso
   MYR -- Malaysian ringgit
   PHP -- Philippine peso
   THB -- Thai baht
   TRY -- Turkish lira
   UYU -- Uruguayan peso
   ZAR -- South African rand

See Notes to Financial Statements

                                                                                               unaudited
Financial statements
--------------------------------------------------------------------------------------------------------

Statement of assets and liabilities at April 30, 2012      (dollars in thousands, except per-share data)
--------------------------------------------------------------------------------------------------------

Assets:
   Investment securities, at value: (cost: $439,648)                                         $   453,548
   Cash                                                                                              135
   Cash denominated in non-U.S. currency (cost: $84)                                                  84
   Unrealized appreciation on open forward currency contracts                                        194
   Receivables for:
     Sales of investments                                                       $     3,616
     Dividends and interest                                                           3,838
     Other                                                                                2        7,456
                                                                                -----------  -----------
   Total assets                                                                                  461,417
                                                                                             -----------
Liabilities:
   Unrealized depreciation on open forward currency contracts                                        274
   Payables for:
     Purchases of investments                                                         4,985
     Investment advisory services                                                       370
     Non-U.S. taxes                                                                      20
     Trustees' compensation                                                              11
     Other accrued expenses                                                              96        5,482
                                                                                -----------  -----------
   Total liabilities                                                                               5,756
                                                                                             -----------
Net assets at April 30, 2012:                                                                $   455,661
                                                                                             ===========
Net assets consist of:
   Capital paid in on shares of stock                                                        $   439,777
   Undistributed net investment income                                                             4,457
   Accumulated net realized loss                                                                  (2,344)
   Net unrealized appreciation                                                                    13,771
                                                                                             -----------
Net assets at April 30, 2012:                                                                $   455,661
                                                                                             ===========
Shares outstanding:                                                                           40,323,887
                                                                                             -----------
Net asset value per share:                                                                   $     11.30
                                                                                             -----------

See Notes to Financial Statements

                                                                                               unaudited
--------------------------------------------------------------------------------------------------------
Statement of operations for the period January 27, 2012 (commencement of operations)
through April 30, 2012                                                            (dollars in thousands)
--------------------------------------------------------------------------------------------------------

Investment income:
   Income:
     Interest (net of non-U.S. taxes of $36)                                    $     3,857
     Dividends (net of non-U.S. taxes of $9)                                          1,792  $     5,649
                                                                                -----------
   Fees and expenses:
     Investment advisory services                                                     1,096
     Custodian                                                                           25
     Auditing and legal                                                                  21
     Registration statement and prospectus                                               13
     Trustees' compensation                                                              11
     Reports to shareholders                                                              3
     Other                                                                               23
                                                                                -----------
     Total fees and expenses                                                                       1,192
                                                                                             -----------
   Net investment income                                                                           4,457
                                                                                             -----------

Net realized loss and unrealized appreciation on investments, forward currency contracts and currency:
     Net realized gain (loss) on:
       Investments                                                                     (648)
       Forward currency contracts                                                    (1,760)
       Currency transactions                                                             64       (2,344)
                                                                                -----------
     Net unrealized appreciation (depreciation) on:
       Investments (net of non-U.S. taxes of $3) (including unrealized
         appreciation of $7,123 from reorganization)                                  6,774
       Forward currency contracts (including unrealized depreciation of
         $1,089 from reorganization)                                                  1,009
       Currency translations (including unrealized appreciation of $153
         from reorganization)                                                          (199)       7,584
                                                                                -----------  -----------
         Net realized loss and unrealized appreciation on investments,
           forward currency contracts and currency                                                 5,240
                                                                                             -----------
Net increase in net assets resulting from operations                                         $     9,697
                                                                                             ===========

--------------------------------------------------------------------------------------------------------
Statement of changes in net assets                                                (dollars in thousands)
--------------------------------------------------------------------------------------------------------
                                                                                             (unaudited)
                                                                                            Period ended
                                                                                             April 30,
                                                                                                2012
                                                                                            ------------
Operations:
   Net investment income                                                                    $      4,457
   Net realized loss on investments, forward currency contracts and currency
     transactions                                                                                 (2,344)
   Net unrealized appreciation on investments, forward currency contracts and
     currency translations                                                                         7,584
                                                                                            ------------
     Net increase in net assets resulting from operations                                          9,697
                                                                                            ------------
Capital share transactions:
   Shares issued in reorganization: 35,113,792 shares                                            386,996
   Proceeds from shares sold: 5,415,096 shares                                                    61,274
   Cost of shares repurchased: 205,001 shares                                                     (2,306)
                                                                                            ------------
     Net increase in net assets resulting from capital share transactions                        445,964
                                                                                            ------------

Total increase in net assets                                                                     455,661
                                                                                            ------------
Net assets:
   Beginning of period                                                                                --
   End of period (including undistributed net investment income: $4,457)                    $    455,661
                                                                                            ============
See Notes to Financial Statements

Notes to financial statements                                          unaudited

1. Organization

Capital Emerging Markets Total Opportunities Fund (the "fund") was organized on
November 18, 2011 as a Delaware statutory trust. The fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks long-term growth and preservation of capital with lower volatility of returns than emerging market equities by allocating a portion of its assets to bonds and other debt securities of emerging market issuers.

Capital Guardian Emerging Markets Total Opportunities Fund (the "Predecessor
Fund") was reorganized and merged into Capital Emerging Markets Total
Opportunities Fund, pursuant to the approval of the trustee of the Predecessor
Fund and the Board of Trustees of the fund on October 26, 2011, and October 20,
2011, respectively. The Predecessor Fund transferred all of its assets and liabilities to the fund, effective at the close of business January 27, 2012. In connection with the reorganization, the fiscal year-end and tax year-end of the
Predecessor Fund was changed from December 31 to October 31.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

     Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations.
     Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on bonds, notes and short-term securities are amortized daily over the expected life of the security.

     Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Currency translation - Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Guardian Trust Company ("CGTC"), the fund's investment adviser values the fund's investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of the fund is the value of a single share. The fund calculates its net assets value each day the New York Stock Exchange is open for trading as of approximately 4
p.m. New York time, the normal close of regular trading.

Methods and inputs - The fund's investment adviser uses the following methods and inputs to establish the fair value of fund's assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

-----------------------------------------------------------------------------------------------------------
Fixed-income class                          Examples of standard inputs
-----------------------------------------------------------------------------------------------------------
All                                         Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable
                                            securities; and proprietary pricing models such as yield
                                            measures calculated using factors such as cash flows, financial or collateral performance and other reference data
                                            (collectively referred to as "standard inputs")
-----------------------------------------------------------------------------------------------------------
Corporate bonds  & notes;  convertible      Standard inputs and underlying equity of the issuer
securities
-----------------------------------------------------------------------------------------------------------
Bonds & notes of governments & government   Standard inputs and interest rate volatilities
agencies
-----------------------------------------------------------------------------------------------------------

When the fund's investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.
Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund's investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund's board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S.
Securities and Exchange Commission ("SEC") rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities;
conversion or exchange rights on the security; related corporate actions;
significant events occurring after the close of trading in the security; and
changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure - The fund's board of trustees has delegated authority to the fund's investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation
Committee (the "Fair Valuation Committee") to administer, implement and oversee the fair value process, and to make fair value decisions. The Fair Valuation
Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser's valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair value guidelines to the board of trustees with supplemental information to support the changes. The fund's board of trustees and audit committee regularly review reports that describe fair value determinations and methods. At April 30,
2012, investment securities with an aggregate value of $9,218,000 representing
2.02% of the net assets of the fund, were fair valued under guidelines adopted by the fund's board of trustees.

The fund's investment adviser has also established a Fixed-Income Pricing Review
Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes, and controls over security valuation are also subject to internal reviews including an annual control self-evaluation program facilitated by the investment adviser's compliance group.

Classifications - The fund's investment adviser classifies the fund's assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser's determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment.
For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund's valuation levels as of April 30,
2012 (dollars in thousands):

                                                                        Investment securities
                                                     -----------------------------------------------------------
                                                      Level 1          Level 2         Level 3           Total
                                                     -----------------------------------------------------------
Assets:
Bonds and notes................................
   Latin America...............................      $       -        $ 137,792      $        -        $ 137,792
   Asia-Pacific................................              -           33,288               -           33,288
   Other markets...............................              -           44,890               -           44,890
Equity securities
   Asia-Pacific................................        100,539                -               -          100,539
   Other markets...............................         68,828            6,825               -           75,653
Miscellaneous..................................         20,095            2,393               -           22,488
Short-term securities..........................              -           38,898               -           38,898
                                                     -----------------------------------------------------------
Total                                                $ 189,462        $ 264,086      $        -        $ 453,548
                                                     ===========================================================

                                                                       Other investments*
                                                     -----------------------------------------------------------
                                                      Level 1          Level 2         Level 3           Total
                                                     -----------------------------------------------------------
Assets:
Unrealized appreciation on open forward
currency contracts                                   $       -        $     194      $        -        $     194
Liabilities:
Unrealized depreciation on open forward
currency contracts                                           -             (274)              -             (274)
                                                     -----------------------------------------------------------
Total                                                $       -        $     (80)     $        -        $     (80)
                                                     ===========================================================

* Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions - The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks - Growth-oriented stocks and other equity-type securities may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks - Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing outside the United States - Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of political, social or economic developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S.
dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United
States. Investments outside the United States may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the
United States. These risks may be heightened in connection with investments in emerging market countries.

Investing in emerging market countries - Investing in countries with emerging markets and/or economies may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets. Because these markets may not be as mature, there may be increased settlement risks for transactions in local securities.

Investing in bonds - Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Investing in lower rated bonds - Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer's creditworthiness than higher quality debt securities. The market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to lower quality, higher yielding debt securities (rated Ba1 or below or
BB+ or below by Nationally Recognized Statistical Rating Organizations
designated by the fund's investment adviser or unrated but determined to be of equivalent quality by the fund's investment adviser). Such securities are sometimes referred to as "junk bonds." Junk bonds are considered speculative.

Thinly traded securities - There may be little trading in the secondary market for particular securities, which may make them more difficult to value or sell.

Management - The investment adviser to the fund actively manages the fund's investments. Consequently, the fund is subject to the risk that the techniques and risk analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation - The fund complies with the requirements under
Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of, and during the period ended April 30, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities, by state tax authorities and by tax authorities outside the U.S. for tax years before 2012.

Non-U.S. taxation - Dividend and interest income are recorded net of non-U.S.
taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. When the fund is taxed on either realized and/or unrealized capital gains, the fund will accrue for non-U.S.
taxes as applicable. As of April 30, 2012, the fund accrued $20,000 of liabilities for non-U.S. taxes on realized and unrealized gains.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes.
These differences are due primarily to different treatment for items such as currency gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and short-term capital gains and losses.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. For the period from January 27, 2012
(commencement of operations) through April 30, 2012, there were no distributions paid to shareholders.

As of April 30, 2012, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows:

                                                                       (dollars in
                                                                        thousands)
----------------------------------------------------------------------------------
Gross unrealized appreciation on investment securities                  $   25,925
Gross unrealized depreciation on investment securities                     (12,556)
Net unrealized appreciation on investment securities                        13,369
----------------------------------------------------------------------------------
Cost of investment securities                                              440,179
----------------------------------------------------------------------------------

6.   Fees and transactions with related parties
CGTC serves as investment adviser to the fund and other funds. CGTC is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital
Group Companies, Inc. Expense limitations have been imposed through December 31,
2012, to limit the fund's total annual fund operating expenses to 1.10% (as a percentage of average daily net assets).

Investment advisory services fee - The Investment Advisory and Service Agreement with CGTC provides for monthly fees accrued daily. The fee is 1.00% of the average daily net assets of the fund.

Distribution services - American Funds Distributors,(R) Inc. ("AFD") is the
principal underwriter of the fund's shares. AFD does not receive any compensation related to the sale of shares of the fund.

Affiliated officers and trustees - Officers and certain trustees of the fund are or may be considered to be affiliated with CGTC and AFD. No affiliated officers and trustees received any compensation directly from the fund.

7. Restricted securities

The fund has invested in certain securities for which resale may be limited (for example, in the United States, to qualified institutional buyers) or which are otherwise restricted. These securities are identified in the investment portfolio. As of April 30, 2012, the total value of restricted securities was
$19,208,000, which represents 4.22% of the net assets of the fund.

8. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $121,126,000 and $64,187,000, respectively, during the period from January 27, 2012 (commencement of operations) through April 30, 2012.

9. Fund Merger

On January 27, 2012, the fund acquired all of the assets and assumed all of the liabilities of the Predecessor Fund pursuant to a plan of reorganization approved by the trustee of the Predecessor Fund and the Board of Trustees of the fund on October 26, 2011, and October 20, 2011, respectively. The acquisition was accomplished by a tax-free exchange as follows:

On the close of business on January 27, 2012, 35,113,792 shares of the
Predecessor Fund, valued at $386,996,070, were outstanding. After the reorganization, the fund had 35,122,866 shares valued at $387,095,166.

The investment portfolio of the Predecessor Fund, with a value of $377,210,268 and identified cost of $370,087,014 were the principal assets acquired by the fund. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Predecessor Fund were $386,996,070.

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the Predecessor Fund that have been reflected in the

statement of operations since January 27, 2012, for the fund.

                                                 Before reorganization         After reorganization
                                                 The Predecessor Fund               The fund
---------------------------------------------------------------------------------------------------

Net assets                                           $386,996,070                 $387,095,166
Shares outstanding                                     35,113,792                   35,122,866
Net Asset Value per Share                                  $11.02                       $11.02
Net unrealized appreciation/(depreciation)              6,187,269                    6,170,516

10. Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund's investment adviser uses forward currency contracts to manage the fund's exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund's investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in the fund's statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective  receivables or payables for closed forward currency contracts in the fund's statement of assets and liabilities. Net realized gains or losses from
closed   forward   currency   contracts   and  net  unrealized  appreciation  or
depreciation  from open forward currency contracts are recorded in the statement of operations.

As of April 30, 2012, the fund had open forward currency contracts to sell currencies, as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the reporting period.

                                                                           Contract amount            U.S. valuation
                                                                                (000)                     (000)
                                                                        -----------------------  -------------------------
                                                                                                             Unrealized
                                                                                                           (depreciation)/
                                                Counterparty              Non-U.S.      U.S.      Amount    appreciation
--------------------------------------------------------------------------------------------------------------------------
Sales:
Australian dollar to U.S. dollar expiring       Credit Suisse First
5/11/2012                                       Boston                        AUD235     $243        $245           $(2)
Brazilian real to U.S. dollar expiring 5/16-    UBS AG
6/1/2012                                                                   BRL13,728    7,250       7,155             95
British pound to U.S. dollar expiring 6/7/2012  Bank of America               GBP700    1,136       1,136              _1
Czech koruna to U.S. dollar expiring 5/11/2012  Bank of America             CZK6,872      363         364            (1)
Euro to U.S. dollar expiring 5/8/2012           Bank of America               EUR280      371         371              _1
Euro to U.S. dollar expiring 5/11 -5/21/2012    Bank of New York Mellon     EUR6,475    8,492       8,571           (79)
Israeli shekel to U.S. dollar expiring          UBS AG
5/14/2012                                                                     ILS508      135         134              1
Korean won to U.S. dollar expiring 5/14/2012    Bank of America         KRW6,337,270    5,512       5,603           (91)
Mexican peso to U.S. dollar expiring 5/8/2012   Bank of America            MXN97,682    7,593       7,495             98
Polish zloty to U.S. dollar expiring 5/11/2012  Bank of America             PLN2,240      700         709            (9)
Polish zloty to U.S. dollar expiring 5/11/2012  JPMorgan Chase Bank           PLN764      239         242            (3)
Singapore dollar to U.S. dollar expiring        Bank of America
5/11/2012                                                                   SGD2,948    2,338       2,382           (44)
Singapore dollar to U.S. dollar expiring        UBS AG
5/11/2012                                                                   SGD3,285    2,610       2,655           (45)
                                                                                                                   -----
Forward currency contracts -- net                                                                                  $(80)
                                                                                                                   =====

1  Amount less than one thousand.

Financial highlights
--------------------------------------------------------------------------------

                                                                    For the
                                                                  period ended
                                                                   April 30,
                                                                    20121,2
                                                                 --------------

Net asset value, beginning of period                                     S11.02

Income from investment operations3:
   Net investment income                                                    .12
   Net realized loss and unrealized gains on securities                     .16
                                                                 --------------
    Total from investment operations                                        .28
                                                                 --------------
Net asset value, end of period                                           $11.30
                                                                 --------------
Total return                                                              2.54%

Net assets, end of period (in millions)                                  $ 456

Ratios / Supplemental data:
  Ratio of expenses to average net assets before reimbursement(4)         1.09%
  Ratio of expenses to average net assets after reimbursement(4)          1.09%
  Ratio of net investment income to average net assets(4)                 4.07%
  Portfolio turnover rate(5)                                             16.89%

1 Unaudited.
2 The fund commenced operations on January 27, 2012.
3 The per-share data is based on average shares outstanding.
4 Annualized.
5 Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

Expense example
    unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual expenses:
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning account value 1/27/2012	Ending account value 4/30/2012	Expenses paid during period*	Annualized expense ratio

Actual return**	$1,000.00	$1,025.41	$2.84	1.09%
Hypothetical 5% return before expenses**	1,000.00	1,019.44	5.47	1.09

* The “expenses paid during period” are equal to the “annualized expense ratio”, multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the current period).

** The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of fund shares on January 27, 2012. The “hypothetical 5% return before expenses” line is based on 182 days.

Approval of Investment Advisory and Service Agreement

The fund’s board of trustees (the “board”) has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Guardian Trust Company (“CGTC”) for an initial two-year term through October 31, 2013. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account various information furnished to them by CGTC in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CGTC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; the ongoing evolution of CGTC’s organizational structure designed to maintain and strengthen these qualities; and the impact of current market conditions on CGTC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services proposed to be provided by CGTC to the fund under the agreement and other agreements. The board and the committee concluded that the nature, extent and quality of the services proposed to be provided by CGTC should benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the manner in which CGTC proposed to manage the fund to achieve its investment objectives, the proposed investment policies and restrictions of the fund and CGTC’s experience in managing accounts similar to the fund. The board and committee also noted that CGTC has provided satisfactory results to its clients investing in accounts with similar objectives and strategies in the past. In light of these facts, the board and the committee concluded that CGTC’s management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee reviewed the proposed advisory fees and projected total expenses of the fund (each as a percentage of average net assets) and compared the advisory fees and total expense levels of the fund to those of mutual funds with similar investment objectives and strategies. The board and the committee observed that the fund’s proposed advisory fees would be at or below the advisory fees of comparable mutual funds. The board and the committee also noted that CGTC proposed to cap the fund’s total expenses at 1.10% of average daily net assets through at least the first year of operations, which was less than the total expenses of a number of other comparable funds.

The board and committee noted that, although the fees paid by CGTC clients investing in a common trust fund with similar objectives and strategies generally were lower than those to be paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising the fund and a common trust fund that is not registered under the Investment Company Act of 1940. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services to be provided, and that the shareholders should receive reasonable value in return for the advisory fees and other amounts paid to CGTC by the Fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that would be received by CGTC and its affiliates as a result of CGTC’s relationship with the fund, including fees for administrative services paid to CGTC’s Capital Group Private Client Services division and possible ancillary benefits to CGTC and its affiliates. The board and the committee reviewed CGTC’s portfolio trading practices, noting that while CGTC would receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it would not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts to be paid to CGTC by the fund.

Offices of the fund and of the investment adviser
Capital Guardian Trust Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
J.P. Morgan Investor Services Company
One Beacon Street
Boston, MA 02108

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is in the fund’s prospectus, which can be obtained from Capital Guardian Trust Company by calling 800/266-9532 and should be read carefully before investing.

Capital Emerging Markets Total Opportunities Fund files a complete list of its portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling Capital Guardian Trust Company.

The proxy voting procedures and principles of Capital Emerging Markets Total Opportunities Fund —which describe how we vote proxies relating to portfolio securities — is available upon request by calling Capital Guardian Trust Company at 800/266-9532. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC website at sec.gov or by calling Capital Guardian Trust Company at 800/266-9532.

The Capital Group Companies

Capital International   Capital Guardian   Capital Research and Management   Capital Bank and Trust   American Funds

Lit. No. MFGESR-370-0612P

Printed in USA TAG/CGIRV/10221-S34111

2012 Capital Emerging Markets Total Opportunities Fund, Inc.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL EMERGING MARKETS TOTAL OPPORTUNITIES FUND

By /s/ John B. Emerson
John B. Emerson, President and Principal Executive Officer

Date: June 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John B. Emerson
John B. Emerson, President and Principal Executive Officer

Date: June 29, 2012

By /s/ Kevin M. Saks
Kevin M. Saks, Treasurer and Principal Financial Officer

Date: June 29, 2012